Exhibit 10.35

[***] = CERTAIN MARKED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

amendment No. 2 to CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 11th day of February, 2022, by and among RIGEL PHARMACEUTICALS, INC., a Delaware corporation (“Rigel”), as a Borrower, MidCap FINANCIAL Trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of September 27, 2019 (as amended by that certain Amendment No. 1 to Credit and Security, dated as of April 2, 2021 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to among other things (a) amend the Applicable Funding Conditions, Applicable Commitments and certain other terms relating to Credit Facility #3, (b) amend the Applicable Funding Conditions, Applicable Commitments and certain other terms relating to Credit Facility #4, (c) add an additional term loan facility as Credit Facility #5, (d) revise certain terms related to the financial covenants and (e) amend certain other provisions of the Existing Credit Agreement related to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.	Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.	Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
(a)Section 2.3(a) of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(a)Nature of Credit Facility; Credit Extension Requests.  Credit Extensions in respect of a Credit Facility may be requested by Borrower to be made by the applicable Lenders on any Business Day during the Draw Period for such Credit Facility, but no Credit Extensions in respect of a Credit Facility shall be made before the applicable Commitment Commencement Date or after the applicable Commitment Termination Date.  For any Credit Extension requested under a Credit Facility (other than a Credit Extension on the Closing Date and the Credit Extensions on the Second

Amendment Effective Date), Agent must receive the completed Credit Extension Form by 12:00 noon (New York time) ten (10) Business Days prior to the date the Credit Extension is to be funded (other than the Credit Extension made on the Closing Date).  To the extent any Credit Facility proceeds are repaid for any reason, whether voluntarily or involuntarily (including repayments from insurance or condemnation proceeds), Agent and the Lenders shall have no obligation to re-advance such sums to Borrower.”

(b)Subclause (a)(iv) of Section 6.7 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(iv)At any time after the earlier of (i) the Lenders have made Credit Extensions on or after August 31, 2022 in respect of Credit Facility #4 and (ii) the Lenders have made Credit Extensions in respect of Credit Facility #5, Borrower shall immediately (but in any event within three (3) Business Days) notify Agent if Borrower Unrestricted Cash has fallen below the Minimum Cash Threshold.”

(c)Section 9.2 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“9.2[***].”

(d)The definition of “Restricted Foreign Subsidiary” in Section 15 of the Existing Credit Agreement is hereby amended by:
(i)	renumbering the existing clause (c) as clause (e) ; and
(ii)	adding the following new clauses (c) and (d) in the appropriate alphabetical order therein:

“(c) Rigel Pharmaceuticals LTDA,”

“(d) Rigel Pharmaceuticals, S. de R.L. de C.V., and”

(e)[***]
(f)Section 15 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order therein:

““Second Amendment” means that certain Amendment No. 2 to Credit and Security Agreement dated February 11, 2022, among Borrower, Agent and Lenders party thereto.”

““Second Amendment Effective Date” means February 11, 2022.”

(g)The Credit Facility #3 Schedule attached to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1 to this Agreement.
(h)The Credit Facility #4 Schedule attached to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 2 to this Agreement.
(i)Schedule 3 to this Agreement is hereby added to the Existing Credit Agreement immediately following Credit Facility #4 Schedule
(j)The Amortization Schedule attached to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 4 to this Agreement.
(k)The following agreement shall hereby be deemed added to the list of Scheduled Material Agreements on the Disclosure Schedule:

“License and Collaboration Agreement, dated February 18, 2021, between Rigel Pharmaceuticals, Inc. and Eli Lilly and Company;”

3.Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement.  Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;
a.Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to the Amended and Restated Fee Letter from Borrower and Agent;
b.Agent shall have received a duly authorized, executed and delivered secretary’s certificate from Borrower certifying as to (i) the names and signatures of each officer of Borrower authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of Borrower attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of Borrower in each applicable jurisdiction;
c.Agent shall have received a duly authorized, executed and delivered Perfection Certificate dated as of the date hereof;
d.Agent shall have received, with respect to Borrower, (i) current UCC searches from the Secretary of State of its jurisdiction of organization; and (ii) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to the Agent;
(b)all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(d)Agent shall have received such other documents, certificates, and information as Agent may reasonably request in connection with this Agreement.

5.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof.  Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
6.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.Affirmation.  Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.  Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
8.	Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.
(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)WAIVER OF JURY TRIAL.   BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

LENDERS:APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

___________________________ Name: Title:
BORROWER:	RIGEL PHARMACEUTICALS, INC. By: /s/ Dean Schorno Name: Dean Schorno Title: EVP, CFO

Schedule 1

Credit Facility #3:

Credit Facility and Type:Term, Tranche 3

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Financial Trust	Seven Million Dollars ($7,000,000)
Apollo Investment Corporation	Three Million Dollars ($3,000,000)

Total:	Ten Million Dollars ($10,000,000)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions: N/A.

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means one and one half percent (1.50%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to five and sixty-five one-hundredths percent (5.65%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Closing Date through and including the date which is twelve (12) months after the Closing Date, two and one half percent (2.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date after the date which is twelve (12) months after the Closing Date through and including the date which is twenty-four (24) months after the Closing Date, one and one half percent (1.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date after the date which is twenty-four (24) months after the Closing Date through and including the date immediately preceding the Maturity Date, one percent (1.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date:  the Second Amendment Effective Date.

Commitment Termination Date:  the close of business on the Business Day following the Second Amendment Effective Date.

Minimum Credit Extension Amount: $10,000,000.00

Schedule 2

Credit Facility #4:

Credit Facility and Type:Term, Tranche 4

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Financial Trust	Seven Million Dollars ($7,000,000)
Apollo Investment Corporation	Three Million Dollars ($3,000,000)

Total:	Ten Million Dollars ($10,000,000)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions: means:

(a)if the date on which the Credit Extensions under this Credit Facility #4 are to be made is prior to August 31, 2022, then the Applicable Funding Conditions are: N/A; or
(b)if the date on which the Credit Extensions under this Credit Facility #4 are to be made is on or after August 31, 2022, then the Applicable Funding Conditions are the following:
(i)[***]; and
(i)Borrower is in compliance with all terms of the Financing Documents, including compliance with the financial covenant set forth in Sections 9.1 and 9.2, as of the most recent Testing Date occurring prior to the date on which the Credit Extensions under this Credit Facility #4 are to be made.

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means one and one half percent (1.50%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to five and sixty-five one-hundredths percent (5.65%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Closing Date through and including the date which is twelve (12) months after the Closing Date, two and one half percent (2.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date after the date which is twelve (12) months after the Closing Date through and including the date which is twenty-four (24) months after the Closing Date, one and one half percent (1.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date after the date which is twenty-four (24) months after the Closing Date through and including the date immediately preceding the Maturity Date, one percent (1.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date:  the Second Amendment Effective Date.

Commitment Termination Date:  the earliest to occur of (a) March 31, 2023, (b) the date on which any Credit Extensions are made by the Lenders in respect of Credit Facility #5, and (c) the delivery of a written notice by Agent to Borrower terminating the Applicable Commitments following an Event of Default that has not been waived or cured at the time such notice is delivered.

Minimum Credit Extension Amount: $10,000,000.00

Schedule 3

Credit Facility #5:

Credit Facility and Type:Term, Tranche 5

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Financial Trust	Fourteen Million Dollars ($14,000,000)
Apollo Investment Corporation	Six Million Dollars ($6,000,000)

Total:	Twenty Million Dollars ($20,000,000)

The following defined terms apply to this Credit Facility:

Applicable Funding Conditions: means the following:

(a)[***]; and
(3)Borrower is in compliance with all terms of the Financing Documents, including compliance with the financial covenant set forth in Sections 9.1 and 9.2, as of the most recent Testing Date occurring prior to the date on which the Credit Extensions under this Credit Facility #5 are to be made.

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means one and one half percent (1.50%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to five and sixty-five one-hundredths percent (5.65%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Closing Date through and including the date which is twelve (12) months after the Closing Date, two and one half percent (2.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date after the date which is twelve (12) months after the Closing Date through and including the date which is twenty-four (24) months after the Closing Date, one and one half percent (1.5%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); and (c) for an Accrual Date after the date which is twenty-four (24) months after the Closing Date through and including the date immediately preceding the Maturity Date, one percent (1.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Commitment Commencement Date:  The satisfaction of the Applicable Funding Conditions for this Credit Facility.

Commitment Termination Date:  the earliest to occur of (a) March 31, 2023, and (b) the delivery of a written notice by Agent to Borrower terminating the Applicable Commitments following an Event of Default that has not been waived or cured at the time such notice is delivered.

Minimum Credit Extension Amount: $20,000,000.00

Schedule 4

AMORTIZATION SCHEDULE (FOR EACH CREDIT FACILITY)

Credit Facility #1

Commencing on October 1, 2021 (the “Initial Amortization Start Date”) and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #1 divided by thirty-six (36); provided if Borrower provides evidence satisfactory to Agent that the applicable IO Extension Conditions (as defined below) have been satisfied at least ten (10) Business Days prior to the Initial Amortization Start Date, then the Initial Amortization Start Date shall be extended such that principal payments shall commence on the applicable Extended Amortization Start Date and shall be in an amount equal to the aggregate principal amount advanced under Credit Facility #1 divided by the number of full calendar months remaining (including the month in which the first amortization payment is made) before the occurrence of the Maturity Date.

Credit Facility #2:

Commencing on the Initial Amortization Start Date and continuing on the first day of each calendar month thereafter, an amount equal to the aggregate principal amount advanced under Credit Facility #2 divided by thirty-six (36); provided if Borrower provides evidence satisfactory to Agent that the applicable IO Extension Conditions (as defined below) have been satisfied at least ten (10) Business Days prior to the applicable Initial Amortization Start Date, then the Initial Amortization Start Date shall be extended such that principal payments shall commence on the Extended Amortization Start Date and shall be in an amount equal to the aggregate principal amount advanced under Credit Facility #2 divided by the number of full calendar months remaining (including the month in which the first amortization payment is made) before the occurrence of the Maturity Date.

Credit Facility #3:

Commencing on the latest to occur of (a) the first day of the first full calendar month immediately following such Credit Extension, and (b) the applicable Extended Amortization Start Date (if any), and, in each case, continuing on the first day of each calendar month thereafter, Borrowers shall make principal payments in an amount equal the outstanding Credit Extension in respect of Credit Facility #3 divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Credit Facility #4:

Commencing on the latest to occur of (a) the first day of the first full calendar month immediately following such Credit Extension, and (b) the applicable Extended Amortization Start Date (if any), and, in each case, continuing on the first day of each calendar month thereafter, Borrowers shall make principal payments in an amount equal the outstanding Credit Extension in respect of Credit Facility #4 divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Credit Facility #5:

Commencing on the latest to occur of (a) the first day of the first full calendar month immediately following such Credit Extension, and (b) the applicable Extended Amortization Start Date (if any), and, in each case, continuing on the first day of each calendar month thereafter, Borrowers shall make principal payments in an amount equal the outstanding Credit Extension in respect of Credit Facility #5 divided by the number of full calendar months remaining (including such first full calendar month) before the occurrence of the Maturity Date.

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under all Credit Extensions shall mature and be due and payable upon the Maturity Date.

For purposes hereof of this Amortization Schedule, the following terms shall have the following meanings:

“IO Extension Conditions” means [***].

“Extended Amortization Start Date” means the earlier to occur of (a) if Borrower has satisfied the First IO Extension Conditions but fails to satisfy the Second IO Extension Conditions, October 1, 2022, or (b) if Borrower has satisfied both the First IO Extension Conditions and the Second IO Extension Conditions, October 1, 2023.